                                                                    Exhibit 99.1

                             AmeriCredit Corportion

                         COMPOSITION OF THE RECEIVABLES
                                     2000-C

                                                     New                     Used                 Total
                                            ----------------------  ----------------------- -------------------

Aggregate Principal Balance                       $158,455,203.70          $391,543,341.31     $549,998,545.01

Number of Receivables in Pool                               9,093                   27,972              37,065

Percent of Pool by Principal Balance                       28.81%                   71.19%

Average Principal Balance                              $17,426.06               $13,997.69          $14,838.76
     Range of Principal Balances         ($1,025.69 to $59,598.74)  ($295.98 to $45,683.92)

Weighted Average APR                                       18.03%                   19.83%              19.31%
     Range of APRs                               (9.95% to 27.00%)      (11.95% to  29.99%)

Weighted Average Remaining Term                                62                       59                  60
     Range of Remaining Terms                    (11 to 72 months)         (5 to 72 months)

Weighted Average Original Term                                 63                       60                  61
     Range of Original Terms                     (12 to 72 months)        (12 to 72 months)


-----------
(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.


           DISTRIBUTION OF THE RECEIVABLES BY APR AS OF THE INITIAL CUTOFF DATE


                        Aggregate Principal
                       Balance as of Initial  Percent of Aggregate        Number of         Percent of Number of
    APR Range (1)           Cutoff Date       Principal Balance (2)      Receivables         Receivables (2)
----------------------  ------------------    ---------------------  ----------------------- -------------------

9.000% to 9.999%                29,653.46                   0.01%                        2               0.01%
10.000% to 10.999%                   0.00                   0.00%                        0               0.00%
11.000% to 11.999%              45,158.18                   0.01%                        3               0.01%
12.000% to 12.999%          10,605,672.14                   1.93%                      633               1.71%
13.000% to 13.999%           6,262,434.74                   1.14%                      328               0.88%
14.000% to 14.999%          16,104,342.71                   2.93%                      871               2.35%
15.000% to 15.999%          20,349,786.20                   3.70%                    1,094               2.95%
16.000% to 16.999%          56,562,281.70                  10.28%                    3,209               8.66%
17.000% to 17.999%         111,938,491.26                  20.35%                    6,875              18.55%
18.000% to 18.999%          63,495,987.46                  11.54%                    4,114              11.10%
19.000% to 19.999%          45,071,448.80                   8.19%                    2,985               8.05%
20.000% to 20.999%          67,995,289.37                  12.36%                    4,981              13.44%
21.000% to 21.999%          61,156,697.93                  11.12%                    4,473              12.07%
22.000% to 22.999%          34,006,694.61                   6.18%                    2,581               6.96%
23.000% to 23.999%          37,463,762.87                   6.81%                    3,124               8.43%
24.000% to 24.999%          15,513,354.95                   2.82%                    1,454               3.92%
25.000% to 25.999%           2,470,203.65                   0.45%                      234               0.63%
26.000% to 26.999%             557,871.69                   0.10%                       60               0.16%
27.000% to 27.999%             209,740.25                   0.04%                       24               0.06%
28.000% to 28.999%             101,820.61                   0.02%                       10               0.03%
29.000% to 29.999%              57,852.43                   0.01%                       10               0.03%
                        ------------------   ----------------------  ----------------------- -------------------

TOTAL                     $549,998,545.01                 100.00%                   37,065             100.00%
                        ==================  ======================  ======================= ===================

-----------
(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.
(2)   Percentages may not add to 100% because of rounding.

                            AmeriCredit Corporation


        DISTRIBUTION OF THE RECEIVABLES BY GEOGRAPHIC LOCATION OF OBLIGOR
                                     2000-C


                        Aggregate Principal
                       Balance as of Initial  Percent of Aggregate        Number of         Percent of Number of
        State               Cutoff Date       Principal Balance (1)      Receivables         Receivables (1)
----------------------  ------------------    ---------------------  ---------------------- -------------------
Alabama                      9,132,356.84                   1.66%                      630               1.70%
Arizona                     20,180,101.64                   3.67%                    1,382               3.73%
California                  59,654,335.26                  10.85%                    3,789              10.22%
Colorado                     7,280,995.27                   1.32%                      492               1.33%
Connecticut                  5,630,497.36                   1.02%                      397               1.07%
Delaware                     2,637,207.72                   0.48%                      171               0.46%
Florida                     45,696,117.82                   8.31%                    3,079               8.31%
Georgia                     18,778,671.09                   3.41%                    1,194               3.22%
Illinois                    22,563,403.45                   4.10%                    1,524               4.11%
Indiana                     11,774,508.04                   2.14%                      820               2.21%
Iowa                         3,080,631.65                   0.56%                      224               0.60%
Kansas                       3,977,509.58                   0.72%                      270               0.73%
Kentucky                     7,315,635.47                   1.33%                      507               1.37%
Louisiana                   11,213,414.25                   2.04%                      730               1.97%
Maine                        1,623,670.12                   0.30%                      141               0.38%
Maryland                    10,183,535.89                   1.85%                      671               1.81%
Massachusetts                7,645,490.46                   1.39%                      566               1.53%
Michigan                    17,234,672.74                   3.13%                    1,160               3.13%
Minnesota                    8,105,506.06                   1.47%                      552               1.49%
Mississippi                  4,444,333.61                   0.81%                      283               0.76%
Missouri                     7,433,261.21                   1.35%                      519               1.40%
Nebraska                     1,873,127.61                   0.34%                      136               0.37%
Nevada                       7,731,465.69                   1.41%                      531               1.43%
New Hampshire                2,121,492.19                   0.39%                      161               0.43%
New Jersey                  16,275,199.60                   2.96%                    1,110               2.99%
New Mexico                   3,164,436.20                   0.58%                      211               0.57%
New York                    23,909,406.60                   4.35%                    1,693               4.57%
North Carolina              15,563,282.51                   2.83%                    1,060               2.86%
Ohio                        24,360,306.17                   4.43%                    1,736               4.68%
Oklahoma                     4,675,029.71                   0.85%                      344               0.93%
Oregon                       1,523,785.30                   0.28%                      110               0.30%
Pennsylvania                31,439,574.97                   5.72%                    2,262               6.10%
Rhode Island                 2,178,879.73                   0.40%                      162               0.44%
South Carolina               7,263,959.82                   1.32%                      452               1.22%
Tennessee                    9,708,292.44                   1.77%                      665               1.79%
Texas                       70,115,708.33                  12.75%                    4,350              11.74%
Utah                         2,806,249.39                   0.51%                      203               0.55%
Virginia                    14,295,198.91                   2.60%                      972               2.62%
Washington                   8,164,039.11                   1.48%                      589               1.59%
West Virginia                3,875,742.52                   0.70%                      279               0.75%
Wisconsin                    8,574,905.53                   1.56%                      603               1.63%
Other (2)                    4,792,607.15                   0.87%                      335               0.90%
                        ------------------  ----------------------  -----------------------  ------------------

TOTAL                     $549,998,545.01                 100.00%                   37,065             100.00%
                        ==================  ======================  ======================= ===================

-----------
(1)   Percentages may not add to 100% because of rounding.
(2)   States with principal balances less than $1,000,000.